UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 20, 2005
                                                -------------------------------

                          WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

         228 St. Charles Avenue, New Orleans, Louisiana     70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230-.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

         On July 20, 2005, Whitney Holding Corporation issued a news release announcing its financial results for the quarter ended June 30, 2005 (the "News Release"). The News Release is attached as exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01         Financial Statement and Exhibits.

         (c) Exhibits

                  99.1 News Release dated July 20, 2005




                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WHITNEY HOLDING CORPORATION


                                                 By: /s/Thomas L. Callicutt, Jr.
                                                    ----------------------------
                                                    Thomas L. Callicutt, Jr.
                                                    Executive Vice President
                                                    and Chief Financial Officer

                                                     Date:   July 20, 2005
                                                          ----------------------

                                 EXHIBIT INDEX

Exhibit
Number                                                  Description
----------                                  ------------------------------------
99.1                                          News Release dated July 20, 2005


Exhibit 99.1

                                 [WHITNEY LOGO]


                           WHITNEY HOLDING CORPORATION
                             228 ST. CHARLES AVENUE
                              NEW ORLEANS, LA 70130
                               www.whitneybank.com

                                  NEWS RELEASE

CONTACT: Thomas L. Callicutt, Jr.                         FOR IMMEDIATE RELEASE
         504/552-4591                                     July 20, 2005

                  WHITNEY REPORTS SECOND QUARTER 2005 EARNINGS

         New Orleans, Louisiana. Whitney Holding Corporation (NASDAQ-WTNY) earned $29.3 million for the quarter ended June 30, 2005, a 34% increase compared to net income of $21.9 million reported for the second quarter of 2004.
Per share earnings were $.47 per basic share and $.46 per diluted share in 2005's second quarter, up 31% and 28%, respectively, from per share earnings of $.36, both basic and diluted, in the year-earlier period. Year-to-date earnings of $58.1 million in 2005 were 21% higher than the comparable period in 2004.
Year-to-date per share earnings were $.95 per basic share and $.93 per diluted share in 2005, each approximately 19% above 2004's per share results. All share and per share data in this release reflect the three-for-two split of Whitney's common stock that was effective May 25, 2005.
         On April 22, 2005, Whitney completed its acquisition of Destin
Bancshares, Inc. Destin's major subsidiary was Destin Bank, which operated ten banking centers with approximately $400 million in loans and $440 million in deposits at acquisition. The transaction was valued at approximately $115 million, with $58 million paid to Destin shareholders in cash and the remainder in Whitney stock totaling 1.3 million shares. Whitney's financial information for the second quarter of 2005 includes the results from these acquired operations since the acquisition date.
         Selected second quarter highlights follow:
         o Whitney's net interest income (TE) increased $18.2 million, or 23%, compared to the second quarter of 2004, driven by both the 12% growth in average earning assets and a wider net interest margin. The net interest margin (TE) was 4.75% for the second quarter of 2005, up 44 basis points from the year-earlier period.
              The current quarter's margin was 3 basis points lower than in the

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                                       2

              first quarter of 2005. The recognition of approximately $1 million of interest on the full resolution of a long-standing troubled credit in 2005's first quarter had added 5 basis points to the margin in that period. The overall yield on earning assets increased 88 basis points from the second quarter of 2004 and has improved 19 basis points from the first quarter of 2005. These changes reflect both the rise in rates that serve as benchmarks for the large variable-rate segment of Whitney's loan portfolio and an increase in the percentage of loans in the earning asset mix. Funding costs for the second quarter of 2005 were up 44 basis points from the second quarter of 2004 and 22 basis points from 2005's first quarter. There was a small shift in the funding mix toward higher-cost sources in the second quarter of 2005, reflecting in part the mix of deposits acquired with Destin Bank.
              Whitney has continued to manage the rate structures for its different deposit products in an effort to control the impact of the upward pressure on funding rates that has been building since
              2004.
         o Average total loans for the quarter were up 20%, or $1.0 billion, compared to the second quarter of 2004, with approximately half coming from the recent Destin Bank acquisition and a bank acquisition in August 2004. Commercial real estate and real estate construction lending generated almost two-thirds of the overall growth, partly reflecting the composition of the acquired portfolios. Average investment securities decreased 9%, or $202 million, from the second quarter of 2004 to 2005's second quarter, with proceeds supporting loan growth. Average earning assets for the quarter were up a net 12%, or $851 million, compared to the second quarter of 2004.
         o Most of the net growth in earning assets compared to the second quarter of 2004 was funded by deposit growth. Noninterest-bearing demand deposits were on average 18%, or $342 million, higher in the second quarter of 2005 compared to 2004's second quarter, and total lower-cost deposits were up 10%, or $468 million.
              Higher-cost deposits increased 24%, or $369 million. This increase reflected both the attraction of temporary excess funds of certain larger commercial customers to treasury-management deposit products and an additional $176 million of average time deposits from acquired operations. In total, average deposits were up 13%, or $837 million, in the second quarter of 2005, with $447 million related to acquisitions.

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                                       3

         o Whitney provided $1.5 million for loan losses in the second quarter of 2005, compared with a $2.0 million provision in the second quarter of 2004. Net charge-offs totaled $.4 million in 2005's second quarter, or .03% of average loans on an annualized basis. This compared to net charge-offs of $3.2 million in the second quarter of 2004, or .25% of average loans. Whitney's credit quality had both favorable and unfavorable movement during the second quarter of 2005. There was a $3.4 million net reduction in total nonperforming loans from the end of 2005's first quarter, as collections totaling approximately $6 million exceeded the total of loans newly identified as nonperforming during the quarter.
              Collections on nonperformers included the full recovery of one loan in excess of $2 million. The total of loans criticized through the internal credit risk classification process, however, increased by $44 million during the second quarter of 2005.
              Approximately $24 million of this increase related to loans acquired with Destin Bank that have been identified for special attention, with the net impact of other rating changes mainly evident in the substandard classification. Most all of the Destin loans are performing and the total may be reduced as updated documentation is obtained for a number of these credits. Other classification changes during the period were prompted by issues with the business fundamentals of individual credits, none of which caused broader concern about the credit quality of any significant segment of the overall loan portfolio.
         o Noninterest income increased 4%, or $.8 million, from the second quarter of 2004. Deposit service charge income decreased 10%, or $.9 million, compared to the second quarter of 2004, although acquired operations added $.4 million to the results for 2005's second quarter. The major factor was the earnings credit allowed against service charges on certain business deposit accounts that has grown with the rise in short-term market rates. Bank card fees, both credit and debit cards, increased a combined 12%, or $.3 million, compared to 2004's second quarter, mainly reflecting higher transaction volumes. New business development was the main driver of the 6% increase in trust service fees compared to the second quarter of 2004. The Destin acquisition added $.3 million in fees from investment and insurance brokerage services to 2005's second quarter. These fees, an increase in fees earned on unused credit lines and letters of credit, and an additional $.3 million in gains on sales of surplus banking property all contributed to

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                                       4
              the overall $1.2 million increase in other noninterest income compared to the second quarter of 2004.
         o    Noninterest  expense in the second  quarter of 2005 increased 13%, or $8.1 million, from 2004's second quarter. Incremental operating costs associated with Destin Bank and other banking operations acquired in August 2004 totaled approximately $3.2 million in the second quarter of 2005, and the amortization of intangibles acquired in these transactions totaled $.7 million for the period.
              The current quarter also included $.5 million for merger-related system conversion services related to Destin that are reported with legal and other professional fees. Personnel expense was up
              12%, or $4.6 million, in total. Base pay and compensation earned under sales-based and other employee incentive programs increased a combined 10%, or $2.6 million, including approximately $1.5 million for the staff of the acquired bank operations.
              Compensation expense under management incentive programs increased by $1.2 million. The estimate for the annual cash incentive bonus was revised upward in the second quarter of 2005 to reflect both
              Whitney's financial performance to date in relation to its designated peer group and an increased emphasis on
              performance-based pay in the overall 2005 compensation packages for top management. Management incentive programs also include stock-based compensation that varies with changes in Whitney's stock price and the level of employee participation, among other factors. Higher costs of providing pension benefits accounted for
              $.2 million out of the total $.7 million, or 10%, increase in employee benefits in the second quarter of 2005, while acquired operations contributed $.3 million to the quarterly increase. The cost of acquired operations was the main factor behind the increases in net occupancy expense and equipment and data
              processing expense in 2005's second quarter and accounted for almost half the increase in the total for other noninterest expense categories.

         Whitney Holding Corporation, through its banking subsidiary Whitney
National Bank, serves the five-state Gulf Coast region stretching from Houston,
Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.
                                      -----


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                                       WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-----------------------------------------------------------------------------------------------------------------------------
                                                  FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------
                                                                 Second          Second                Six Months Ended
                                                                 Quarter         Quarter                    June 30
(dollars in thousands, except per share data)                     2005            2004               2005            2004
---------------------------------------------------------  --------------------------------  --------------------------------
INCOME DATA
     Net interest income                                        $  94,569       $  76,359         $ 182,988       $ 153,549
     Net interest income (tax-equivalent)                          96,023          77,869           185,956         156,540
     Provision for loan losses                                      1,500           2,000             3,000               -
     Noninterest income                                            22,211          21,391            43,602          42,298
        Net securities gains in noninterest income                     68               -                68               -
     Noninterest expense                                           72,382          64,272           138,643         126,298
     Net income                                                    29,321          21,903            58,077          48,061
---------------------------------------------------------  --------------------------------  --------------------------------

---------------------------------------------------------  --------------------------------  --------------------------------
AVERAGE BALANCE SHEET DATA
     Loans                                                    $ 6,102,380     $ 5,069,304       $ 5,848,276     $ 4,988,007
     Investment securities                                      1,947,260       2,149,211         1,963,438       2,197,417
     Earning assets                                             8,104,745       7,253,932         7,852,525       7,214,481
     Total assets                                               8,833,445       7,782,108         8,531,090       7,752,122
     Deposits                                                   7,086,179       6,248,685         6,840,951       6,184,271
     Shareholders' equity                                         933,976         862,016           910,647         858,746
---------------------------------------------------------  --------------------------------  --------------------------------

---------------------------------------------------------  --------------------------------  --------------------------------
PER SHARE DATA
     Earnings per share
        Basic                                                    $    .47        $    .36          $    .95        $    .80
        Diluted                                                       .46             .36               .93             .78
     Cash dividends per share                                    $    .25        $    .22          $    .48        $    .44
     Book value per share, end of period                         $  15.11        $  13.76          $  15.11        $  13.76
     Trading data
        High sales price                                         $  33.00        $  29.86          $  33.00        $  29.86
        Low sales price                                             28.65           26.35             28.44           26.35
        End-of-period closing price                                 32.63           29.78             32.63           29.78
        Trading volume                                          6,531,000       4,992,822        15,943,595      10,225,721
---------------------------------------------------------  --------------------------------  --------------------------------

---------------------------------------------------------  --------------------------------  --------------------------------
RATIOS
     Return on average assets                                        1.33%           1.13%             1.37%           1.25%
     Return on average shareholders' equity                         12.59           10.22             12.86           11.25
     Net interest margin                                             4.75            4.31              4.77            4.36
     Dividend payout ratio                                          53.89           61.48             51.68           55.88
     Average loans as a percentage of average deposits              86.12           81.13             85.49           80.66
     Efficiency ratio                                               61.25           64.75             60.41           63.52
     Allowance for loan losses as a percentage of
        loans, at end of period                                       .93            1.10               .93            1.10
     Nonperforming assets as a percentage of loans plus
        foreclosed assets and surplus property, at end of
         period                                                       .31             .68               .31             .68
     Average shareholders' equity as a percentage
        of average total assets                                     10.57           11.08             10.67           11.08
     Leverage ratio, at end of period                                8.63           10.03              8.63           10.03
---------------------------------------------------------  --------------------------------  --------------------------------

Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).

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                                   WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                    DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
------------------------------------------------------------------------------------------------------------------------------
                                                                   Second         Second                Six Months Ended
                                                                   Quarter        Quarter                    June 30
(dollars in thousands)                                              2005           2004                2005           2004
--------------------------------------------------------------------------------------------   -------------------------------
               ASSETS
-------------------------------------------------------------
EARNING ASSETS
  Loans                                                          $6,102,380      $5,069,304        $5,848,276      $4,988,007
  Investment securities
     Securities available for sale                                1,721,027       1,933,898         1,736,491       1,989,032
     Securities held to maturity                                    226,233         215,313           226,947         208,385
                                                             -------------------------------   -------------------------------
        Total investment securities                               1,947,260       2,149,211         1,963,438       2,197,417
                                                             -------------------------------   -------------------------------
  Federal funds sold and short-term investments                      26,225          18,621            21,403          15,408
  Loans held for sale                                                28,880          16,796            19,408          13,649
                                                             -------------------------------   -------------------------------
        Total earning assets                                      8,104,745       7,253,932         7,852,525       7,214,481
--------------------------------------------------------------------------------------------   -------------------------------
NONEARNING ASSETS
  Goodwill and other intangible assets                              213,143          90,994           176,362          91,481
  Accrued interest receivable                                        35,276          29,467            33,671          29,667
  Other assets                                                      538,186         464,813           524,970         474,845
  Allowance for loan losses                                         (57,905)        (57,098)          (56,438)        (58,352)
--------------------------------------------------------------------------------------------   -------------------------------

        Total assets                                             $8,833,445      $7,782,108        $8,531,090      $7,752,122
--------------------------------------------------------------------------------------------   -------------------------------

--------------------------------------------------------------------------------------------   -------------------------------
             LIABILITIES
-------------------------------------------------------------
INTEREST-BEARING LIABILITIES
  Interest-bearing deposits
     NOW account deposits                                        $  910,163      $  793,746        $  900,498      $  792,778
     Money market investment deposits                             1,216,194       1,363,687         1,226,807       1,386,835
     Savings deposits                                               792,377         634,595           763,784         618,679
     Other time deposits                                            741,248         720,801           714,283         729,632
     Time deposits $100,000 and over                              1,139,924         791,246         1,036,986         745,022
                                                             -------------------------------   -------------------------------
        Total interest-bearing deposits                           4,799,906       4,304,075         4,642,358       4,272,946
                                                             -------------------------------   -------------------------------

  Short-term and other borrowings                                   740,338         616,644           708,305         654,360
                                                             -------------------------------   -------------------------------
        Total interest-bearing liabilities                        5,540,244       4,920,719         5,350,663       4,927,306
--------------------------------------------------------------------------------------------   -------------------------------
NONINTEREST-BEARING LIABILITIES
  Noninterest-bearing deposits                                    2,286,273       1,944,610         2,198,593       1,911,325
  Accrued interest payable                                            7,429           4,895             6,777           4,899
  Other liabilities                                                  65,523          49,868            64,410          49,846
                                                             -------------------------------   -------------------------------
        Total liabilities                                         7,899,469       6,920,092         7,620,443       6,893,376
--------------------------------------------------------------------------------------------   -------------------------------
        SHAREHOLDERS' EQUITY                                        933,976         862,016           910,647         858,746
--------------------------------------------------------------------------------------------   -------------------------------

        Total liabilities and shareholders' equity               $8,833,445      $7,782,108        $8,531,090      $7,752,122
--------------------------------------------------------------------------------------------   -------------------------------

--------------------------------------------------------------------------------------------   -------------------------------
EARNING ASSETS LESS
    INTEREST-BEARING LIABILITIES                                 $2,564,501      $2,333,213        $2,501,862      $2,287,175
--------------------------------------------------------------------------------------------   -------------------------------


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                                    WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------------
                                            CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------------
                                                                               June 30         December 31        June 30
(dollars in thousands)                                                           2005              2004             2004
----------------------------------------------------------------------------------------------------------------------------
              ASSETS
----------------------------------------------------------------------
  Cash and due from financial institutions                                   $  313,870        $  213,751        $  259,116
  Federal funds sold and short-term investments                                  52,615            22,424             2,763
  Loans held for sale                                                            46,229             8,796            15,708
  Investment securities
     Securities available for sale                                            1,533,334         1,763,774         1,839,838
     Securities held to maturity                                                228,541           227,470           223,988
                                                                      ------------------------------------------------------
        Total investment securities                                           1,761,875         1,991,244         2,063,826
  Loans                                                                       6,284,625         5,626,276         5,139,549
     Allowance for loan losses                                                  (58,647)          (54,345)          (56,447)
                                                                      ------------------------------------------------------
        Net loans                                                             6,225,978         5,571,931         5,083,102
                                                                      ------------------------------------------------------
  Bank premises and equipment                                                   157,825           156,602           147,579
  Goodwill                                                                      204,089           115,771            69,164
  Other intangible assets                                                        30,849            24,240            22,963
  Accrued interest receivable                                                    31,788            28,985            25,536
  Other assets                                                                   95,171            88,880            99,369
----------------------------------------------------------------------------------------------------------------------------
        Total assets                                                         $8,920,289        $8,222,624        $7,789,126
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
            LIABILITIES
----------------------------------------------------------------------
  Noninterest-bearing demand deposits                                        $2,301,989        $2,111,703        $1,952,420
  Interest-bearing deposits                                                   4,867,247         4,500,904         4,388,362
                                                                      ------------------------------------------------------
        Total deposits                                                        7,169,236         6,612,607         6,340,782
                                                                      ------------------------------------------------------

  Short-term and other borrowings                                               712,327           634,259           545,300
  Accrued interest payable                                                        7,130             5,032             4,762
  Other liabilities                                                              76,013            65,961            55,558
                                                                      ------------------------------------------------------
        Total liabilities                                                     7,964,706         7,317,859         6,946,402
----------------------------------------------------------------------------------------------------------------------------
       SHAREHOLDERS' EQUITY
----------------------------------------------------------------------
  Common stock, no par value                                                      2,800             2,800             2,800
  Capital surplus                                                               261,569           250,793           200,413
  Retained earnings                                                             726,038           697,977           677,398
  Accumulated other comprehensive income                                         (7,063)           (2,963)          (20,606)
  Treasury stock at cost                                                         (7,207)          (31,475)             (465)
  Unearned restricted stock compensation                                        (20,554)          (12,367)          (16,816)
                                                                      ------------------------------------------------------
        Total shareholders' equity                                              955,583           904,765           842,724
----------------------------------------------------------------------------------------------------------------------------
        Total liabilities and shareholders' equity                           $8,920,289        $8,222,624        $7,789,126
----------------------------------------------------------------------------------------------------------------------------


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                                      WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
------------------------------------------------------------------------------------------------------------------------------
                                           CONSOLIDATED STATEMENTS OF INCOME
------------------------------------------------------------------------------------------------------------------------------
                                                               Second           Second                 Six Months Ended
                                                               Quarter          Quarter                     June 30
(dollars in thousands, except per share data)                   2005             2004               2005              2004
----------------------------------------------------------------------------------------  ------------------------------------
INTEREST INCOME
  Interest and fees on loans                                  $ 94,170         $ 63,564           $ 175,911         $ 126,575
  Interest and dividends on investments                         19,639           22,055              39,988            45,554
  Interest on federal funds sold and
     short-term investments                                        194               46                 293                76
----------------------------------------------------------------------------------------  ------------------------------------
    Total interest income                                      114,003           85,665             216,192           172,205
----------------------------------------------------------------------------------------  ------------------------------------
INTEREST EXPENSE
  Interest on deposits                                          15,095            8,060              25,803            16,030
  Interest on short-term and other borrowings                    4,339            1,246               7,401             2,626
----------------------------------------------------------------------------------------  ------------------------------------
    Total interest expense                                      19,434            9,306              33,204            18,656
----------------------------------------------------------------------------------------  ------------------------------------
NET INTEREST INCOME                                             94,569           76,359             182,988           153,549
PROVISION FOR LOAN LOSSES                                        1,500            2,000               3,000                 -
----------------------------------------------------------------------------------------  ------------------------------------
NET INTEREST INCOME AFTER PROVISION
  FOR LOAN LOSSES                                               93,069           74,359             179,988           153,549
----------------------------------------------------------------------------------------  ------------------------------------
NONINTEREST INCOME
  Service charges on deposit accounts                            8,551            9,452              16,591            18,768
  Bank card fees                                                 2,981            2,668               5,641             5,004
  Trust service fees                                             2,452            2,303               4,808             4,492
  Secondary mortgage market operations                           1,379            1,363               2,335             2,649
  Other noninterest income                                       6,780            5,605              14,159            11,385
  Securities transactions                                           68                -                  68                 -
----------------------------------------------------------------------------------------  ------------------------------------
    Total noninterest income                                    22,211           21,391              43,602            42,298
----------------------------------------------------------------------------------------  ------------------------------------
NONINTEREST EXPENSE
  Employee compensation                                         33,724           29,860              64,645            58,412
  Employee benefits                                              8,417            7,680              16,707            15,193
                                                      ----------------------------------  ------------------------------------
    Total personnel                                             42,141           37,540              81,352            73,605
  Net occupancy                                                  5,607            4,964              10,794             9,748
  Equipment and data processing                                  4,606            4,240               8,880             8,618
  Telecommunication and postage                                  2,264            2,277               4,326             4,506
  Corporate value and franchise taxes                            1,951            1,982               3,905             3,845
  Legal and other professional services                          1,830            1,245               3,381             2,256
  Amortization of intangibles                                    2,087            1,289               3,716             2,578
  Other noninterest expense                                     11,896           10,735              22,289            21,142
----------------------------------------------------------------------------------------  ------------------------------------
    Total noninterest expense                                   72,382           64,272             138,643           126,298
----------------------------------------------------------------------------------------  ------------------------------------
INCOME BEFORE INCOME TAXES                                      42,898           31,478              84,947            69,549
INCOME TAX EXPENSE                                              13,577            9,575              26,870            21,488
----------------------------------------------------------------------------------------  ------------------------------------

NET INCOME                                                    $ 29,321         $ 21,903            $ 58,077          $ 48,061
----------------------------------------------------------------------------------------  ------------------------------------

----------------------------------------------------------------------------------------  ------------------------------------
EARNINGS PER SHARE
  Basic                                                          $ .47            $ .36               $ .95             $ .80
  Diluted                                                          .46              .36                 .93               .78
----------------------------------------------------------------------------------------  ------------------------------------

----------------------------------------------------------------------------------------  ------------------------------------

WEIGHTED-AVERAGE SHARES OUTSTANDING
  Basic                                                     62,004,132       60,457,496          61,289,967        60,372,332
  Diluted                                                   63,076,155       61,467,870          62,340,266        61,379,891
------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------  ------------------------------------
CASH DIVIDENDS PER SHARE                                         $ .25            $ .22               $ .48             $ .44
----------------------------------------------------------------------------------------  ------------------------------------

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-------------------------------------------------------------------------------------------------------------------------------
                                        WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
-------------------------------------------------------------------------------------------------------------------------------
                                        SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
-------------------------------------------------------------------------------------------------------------------------------
                                                                Second        First      Second            Six Months Ended
                                                                Quarter      Quarter     Quarter                June 30
                                                                 2005         2005        2004            2005         2004
--------------------------------------------------------------------------------------------------   --------------------------
                       EARNING ASSETS
------------------------------------------------------------
     Loans**                                                     6.17 %       5.93 %      5.04 %          6.05 %       5.10 %
     Investment securities                                       4.30         4.39        4.36            4.35         4.39
     Federal funds sold and short-term investments               2.97         2.43         .99            2.76          .99
                                                            --------------------------------------   --------------------------
             Total interest-earning assets                       5.71 %       5.52 %      4.83 %          5.62 %       4.88 %
                                                            --------------------------------------   --------------------------

--------------------------------------------------------------------------------------------------   --------------------------
              INTEREST-BEARING LIABILITIES
------------------------------------------------------------

     Interest-bearing deposits
         NOW account deposits                                     .52 %        .44 %       .35 %           .48 %        .35 %
         Money market investment deposits                         .98          .73         .65             .85          .65
         Savings deposits                                         .61          .46         .31             .54          .30
         Other time deposits                                     1.64         1.39        1.28            1.52         1.31
         Time deposits $100,000 and over                         2.35         1.89        1.21            2.15         1.21
                                                            --------------------------------------   --------------------------
             Total interest-bearing deposits                     1.26          .97         .75            1.12          .75
                                                            --------------------------------------   --------------------------


     Short-term and other borrowings                             2.35         1.84         .81            2.11          .81
                                                            --------------------------------------   --------------------------
             Total interest-bearing liabilities                  1.41 %       1.08 %       .76 %          1.25 %        .76 %
                                                            --------------------------------------   --------------------------

--------------------------------------------------------------------------------------------------   --------------------------
          NET INTEREST SPREAD (tax-equivalent)
------------------------------------------------------------
     Yield on earning assets less cost of interest-
         bearing liabilities                                     4.30 %       4.44 %      4.07 %          4.37 %       4.12 %
                                                            --------------------------------------   --------------------------

--------------------------------------------------------------------------------------------------   --------------------------
          NET INTEREST MARGIN (tax-equivalent)
------------------------------------------------------------
     Net interest income (tax-equivalent) as a
         percentage of average earning assets                    4.75 %       4.78 %      4.31 %          4.77 %       4.36 %
                                                            --------------------------------------   --------------------------

--------------------------------------------------------------------------------------------------   --------------------------
                        COST OF FUNDS
------------------------------------------------------------
     Interest expense as a percentage of average interest-
         bearing liabilities plus interest-free funds             .96 %        .74 %       .52 %           .85 %        .52 %
--------------------------------------------------------------------------------------------------   --------------------------
   * Based on a 35% tax rate.
  ** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.


                                                         -MORE-

                                                          10

--------------------------------------------------------------------------------------------------------------------------------
                                     WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
--------------------------------------------------------------------------------------------------------------------------------
                                                   LOAN QUALITY
--------------------------------------------------------------------------------------------------------------------------------
                                                                     Second          Second             Six Months Ended
                                                                     Quarter         Quarter                June 30
(dollars in thousands)                                                2005            2004            2005            2004
--------------------------------------------------------------------------------------------------------------------------------
                 ALLOWANCE FOR LOAN LOSSES
----------------------------------------------------------------
Allowance for loan losses at beginning of period                     $53,920         $57,603         $54,345         $59,475
Allowance of acquired banks                                            3,648               -           3,648               -
Provision for loan losses                                              1,500           2,000           3,000               -
Loans charged off                                                     (2,313)         (4,097)         (5,989)         (5,493)
Recoveries on loans previously charged off                             1,892             941           3,643           2,465
                                                                ----------------------------------------------------------------
     Net loans charged off                                              (421)         (3,156)         (2,346)         (3,028)
                                                                ----------------------------------------------------------------
Allowance for loan losses at end of period                           $58,647         $56,447         $58,647         $56,447
                                                                ----------------------------------------------------------------

Annualized net charge-offs as a percentage
    of average loans                                                     .03 %           .25 %           .08 %           .12 %

Annualized gross charge-offs as a percentage of
    average loans                                                        .15 %           .32 %           .20 %           .22 %

Recoveries as a percentage of gross charge-offs                        81.80 %         22.97 %         60.83 %         44.88 %

Allowance for loan losses as a percentage of
    loans, at end of period                                              .93 %          1.10 %           .93 %          1.10 %
                                                                ----------------------------------------------------------------

                                                                ----------------------------------------------------------------
                                                                     June 30         March 31       December 31      June 30
                                                                      2005             2005            2004            2004
--------------------------------------------------------------------------------------------------------------------------------
                   NONPERFORMING ASSETS
----------------------------------------------------------------
Loans accounted for on a nonaccrual basis                            $18,521         $21,912         $23,597         $32,560
Restructured loans                                                        32              36              49              74
                                                                ----------------------------------------------------------------
     Total nonperforming loans                                        18,553          21,948          23,646          32,634
Foreclosed assets and surplus property                                 1,014           2,547           2,454           2,450
                                                                ----------------------------------------------------------------
     Total nonperforming assets                                      $19,567         $24,495         $26,100         $35,084
                                                                ----------------------------------------------------------------

Nonperforming assets as a percentage of loans plus
    foreclosed assets and surplus property, at end of period             .31 %           .43 %           .46 %           .68 %

Allowance for loan losses as a percentage of
    nonaccruing loans, at end of period                               316.65 %        246.08 %        230.30 %        173.36 %

Allowance for loan losses as a percentage of
    nonperforming loans, at end of period                             316.11 %        245.67 %        229.83 %        172.97 %

Loans 90 days past due still accruing                                 $3,185          $1,599          $3,533          $2,986

Loans 90 days past due still accruing as a
    percentage of loans, at end of period                                .05 %           .03 %           .06 %           .06 %
--------------------------------------------------------------------------------------------------------------------------------


                                                          -END-